    As filed with the Securities and Exchange Commission on June 19, 1998.
================================================================================
                                                    Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                        ________________________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

                                 LHS GROUP INC.
               (Exact Name of Issuer as Specified in its Charter)

          DELAWARE                                              58-2224883
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                             SIX CONCOURSE PARKWAY
                                   SUITE 2700
                            ATLANTA, GEORGIA  30328
                                 (770) 280-3000
   (Address, including zip code, and telephone number of Principal Executive
                                   Offices)

                LHS GROUP INC. 1998 EMPLOYEE STOCK PURCHASE PLAN

            LHS GROUP INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN
                           (Full Titles of the Plans)

    JERRY W. BRAXTON                                        COPY TO:
EXECUTIVE VICE PRESIDENT,                              LAURA G. THATCHER
CHIEF FINANCIAL OFFICER,                               ALSTON & BIRD LLP
 TREASURER AND DIRECTOR                               ONE ATLANTIC CENTER
     LHS GROUP INC.                              1201 WEST PEACHTREE STREET, NW
  6 CONCOURSE PARKWAY                              ATLANTA, GEORGIA 30309-3424
      SUITE 2700                                        (404) 881-7546
 ATLANTA, GEORGIA 30328
    (404) 280-3000
(Name, address, including zip
 code, and telephone number,
including area code, of agent
      for service)

                                            -----------------------
                                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                            Proposed          Proposed
                                                             Maximum          Maximum
       Title of Securities            Amount to          Offering Price       Aggregate            Amount of
         to be Registered           be Registered         Per Unit (1)     Offering Price (1)   Registration Fee
----------------------------------------------------------------------------------------------------------------
Common Stock                         8,500,000 (2)           $51.00         $433,500,000.00        $127,883.00
----------------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(h), the registration fee is based on the average of the high and low prices of the Company's Common Stock reported on the Nasdaq National Market on June 15, 1998.
(2) Amount to be registered includes:
    (i) 500,000 shares to be issued pursuant to the purchase of shares by employees under the LHS Group Inc. 1998 Employee Stock Purchase Plan.
    (ii) 8,000,000 shares to be issued pursuant to the grant or exercise of awards under the LHS Group Inc. Amended and Restated Stock Incentive Plan.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         (a) The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plans as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

         (b) Upon written or oral request, the Company will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the
Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information, should be directed to Dr. Wolf J. Gaede, Corporate Secretary, at (770) 280-3000.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

  The following documents filed by LHS Group Inc. (the "Company") (File No. 22409) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference and are deemed to be a part hereof from the date of the filing of such documents:

     (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

     (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998;

     (3) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997;

     (4) The description of Common Stock contained in the Company's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description; and

     (5) All other documents subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

  Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.  Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Pursuant to the authority of Delaware law, the Company's Articles of Incorporation provide that the Company may indemnify a director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Company's Articles of Incorporation also eliminate the monetary liability of directors to the fullest extent permitted by Delaware law.

  Under its Bylaws, the Company is required to indemnify its directors and officers to the fullest extent of the law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable.

ITEM 8.    EXHIBITS/1/

    Exhibit Number                          Description
    --------------                          -----------
        4.1             Certificate of Incorporation, as amended, filed
                        herewith.
        5               Opinion of Counsel, filed herewith.
       23.1             Consent of Counsel (included in Exhibit 5), filed
                        herewith.
       23.2             Consent of Ernst & Young LLP, filed herewith.
       24               Power of Attorney (included on signature page).
       99.1             LHS Group Inc. 1998 Employee Stock Purchase Plan, filed
                        herewith.
       99.2             LHS Group Inc. Amended and Restated Stock Incentive
                        Plan, filed herewith.

---------------------
/1/  Exhibits are numbered in accordance with Item 601 of Regulation S-K.

ITEM 9.  UNDERTAKINGS

  (a) The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply
  -----------------
if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Part II, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                          (signatures on following page)

                                   SIGNATURES


The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant, LHS Group Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 19, 1998.

                                          LHS GROUP INC.


                                          By: /s/ Hartmut Lademacher
                                              ----------------------
                                              Hartmut Lademacher
                                              Chairman of the Board and
                                              Chief Executive Officer


                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hartmut Lademacher and Dr. Wolf J. Gaede, and each of them (with full power in each to act alone), as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of the, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of June 19, 1998.

Signatures                                         Title
------------                                       -----

/s/ Hartmut Lademacher           Chairman of the Board and
----------------------           Chief Executive Officer
Hartmut Lademacher               (Principal Executive Officer)

/s/ Jerry W. Braxton             Executive Vice President, Chief
----------------------           Financial Officer, Treasurer and Director
Jerry W. Braxton                 (Principal Financial and Accounting
                                 Officer)

/s/ Dr. Wolfe J. Gaede           Executive Vice President, General Counsel,
----------------------           Secretary and Director
Dr. Wolf J. Gaede

/s/ Ulf Bohla                    Director
-----------------------
Ulf Bohla

/s/ William E. Ford              Director
-----------------------
William E. Ford

/s/ William O. Grabe             Director
------------------------
William O. Grabe

/s/ George F. Schmitt            Director
------------------------
George F. Schmitt

                                                   Registration No. 333-________


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------

                              EXHIBITS FILED WITH

                            REGISTRATION STATEMENT

                                  ON FORM S-8

                                     UNDER

                          THE SECURITIES ACT OF 1933


                      ----------------------------------

                                LHS GROUP, INC.
                             SIX CONCOURSE PARKWAY
                                  SUITE 2700
                            ATLANTA, GEORGIA  30328
                                (770) 280-3000

                                 EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8


  Exhibit Number                        Description
  --------------                        -----------
      4.1           Certificate of Incorporation, as amended
      5             Opinion of Counsel
     23.1           Consent of Counsel (included in Exhibit 5)
     23.2           Consent of Ernst & Young LLP
     24             Power of Attorney (included on signature page)
     99.1           LHS Group Inc. 1998 Employee Stock Purchase Plan
     99.2           LHS Group Inc. Amended and Restated Stock Incentive Plan